UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2024

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-84976

(Commission File Number)

98-0358040

(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Lamperd Less Lethal Receives New Order for Crowd Control Aerial Burst Pepper Rounds from Major Police Agency

SARNIA, ON / November 18, 2024/ Lamperd Less Lethal, Inc. (OTC PINK:LLLI), an innovation leader and manufacturer of advanced security solutions for law enforcement, military and security agencies worldwide, has just received a new order for its versatile 37mm Aerial Burst Pepper Rounds (Model Number PT750AB) from a major North American police agency.

Lamperd Aerial Burst munitions are ideal for unruly crowd control and riot response as they can deliver a potent pepper compound directly above a target area covering 200 square feet with no harmful debris dropped on the crowd. This capability makes Lamperd Aerial Burst Pepper rounds an exceptional tool for police to deal with situations of public unrest in a very effective way with the least risk of harm to anyone involved. Lamperd Less Lethal has developed this important product in conjunction with the University of Western Ontario under the most stringent and well documented research and quality control manufacturing processes.

Barry Lamperd, CEO of Lamperd Less Lethal commented, “Our company has a long history of supplying police agencies all over the world with the very best options in less lethal security products which have always met the highest standards for product quality, reliability and safety. This latest order is another testament to the value and versatility of the Lamperd product line which has helped keep the peace and prevent unnecessary harm in many different countries for decades. We are very proud to be able to state that in all of our company history, no one has ever been killed or even seriously injured by any Lamperd Less Lethal product.”

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About Lamperd Less Lethal:

Lamperd Less Lethal, Inc. is a developer, manufacturer and international sales company for advanced less lethal weapons, ammunition and other security products marketed to police, correctional, military and private security forces. The company manufactures and sells over 300 different products including small & large caliber projectile guns, flash-bang devices, pepper spray devices, 12 Gauge, 37mm & 40mm launching systems and a variety of different riot shields. Lamperd also offers advisory services and hands-on training classes run by highly accredited instructors.  For more information on Lamperd Less Lethal, Inc. visit: http://www.lamperdlesslethal.com

Contact: Lamperd Less Lethal, Inc.

Barry Lamperd, President & CEO

(519) 344-4445

Email: info@lamperdlesslethal.com or sales@lamperdlesslethal.com

Company Website:

http://www.lamperdlesslethal.com

Lamperd Less Lethal on Facebook:

https://www.facebook.com/lamperdlesslethal

Lamperd Less Lethal on Twitter:

https://www.twitter.com/LLLI_LessLethal

Barry Lamperd on Twitter:

https://www.twitter.com/lamperd_llli

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

Date: November 18, 2024	By:	/s/ Barry Lamperd
Barry Lamperd
President

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